UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  May 22, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-1000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01 Other Events.

As previously disclosed, on January 29, 2019, PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility” and, together with PG&E Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM).  On March 16, 2020, the Debtors, certain funds and accounts managed or advised by Abrams Capital Management, L.P. (“Abrams”), and certain funds and accounts managed or advised by Knighthead Capital Management, LLC (together with Abrams, the “Shareholder Proponents”) filed the Debtors’ and Shareholder Proponents’ Joint Chapter 11 Plan of Reorganization dated March 16, 2020 with the Bankruptcy Court (as may be amended, modified or supplemented from time to time, the “Plan”).

On May 22, 2020, PrimeClerk LLC (“PrimeClerk”), the claims and noticing agent of the Debtors, authorized to assist the Debtors with, among other things, the service and distribution of solicitation materials and tabulation of votes cast to accept or reject the Plan, certified the final voting results for the Plan, as follows:

Plan Class	Plan Class Name	Number Accepting (Percentage)	Amount Accepting (Percentage)	Accept / Reject
3B-I	Utility Impaired Senior Note Claims	99.30%	99.99%	Accept
3B-III	Utility Short-Term Senior Note Claims	96.90%	99.98%	Accept
3B-IV	Utility Funded Debt Claims	100%	100%	Accept
5A-I	HoldCo Public Entities Wildfire Claims	100%	100%	Accept
5B-I	Utility Public Entities Wildfire Claims	100%	100%	Accept
5A-II	HoldCo Subrogation Wildfire Claims	100%	100%	Accept
5B-II	Utility Subrogation Wildfire Claims	100%	100%	Accept
5A-III	HoldCo Fire Victim Claims	88.03%	85.11%	Accept
5B-III	Utility Fire Victim Claims	88.03%	85.11%	Accept
10A-I	HoldCo Common Interests	N/A	99.79%	Accept
10A-II	HoldCo Rescission or Damage Claims	67.89%	42.29%	Reject

Also on May 22, 2020, these final results were filed with the Bankruptcy Court.

The confirmation hearing on the Plan is scheduled for May 27, 2020.

Public Dissemination of Certain Information

PG&E Corporation and the Utility routinely provide links to the Utility’s principal regulatory proceedings before the CPUC and the Federal Energy Regulatory Commission (FERC) at http://investor.pgecorp.com, under the “Regulatory Filings” tab, so that such filings are available to investors upon filing with the relevant agency. PG&E Corporation and the Utility also routinely post or provide direct links to presentations, documents, and other information that may be of interest to investors at http://investor.pgecorp.com, under the “PG&E Progress,” “Chapter 11,” “Wildfire Updates” and “News & Events: Events & Presentations” tabs, respectively, in order to publicly disseminate such information. It is possible that any of these filings or information included therein could be deemed to be material information. The information contained on such website is not part of this or any other report that PG&E Corporation or the Utility files with, or furnishes to, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: May 26, 2020	By:	/s/ JANET C. LODUCA
		Name:	Janet C. Loduca
		Title:	Senior Vice President and General Counsel

PACIFIC GAS AND ELECTRIC COMPANY

Dated: May 26, 2020	By:	/s/ BRIAN M. WONG
		Name:	Brian M. Wong
		Title:	Vice President, Deputy General Counsel and Corporate Secretary